Exhibit 10.2



                  1997 STOCK-BASED INCENTIVE PLAN OF
                 INTERNATIONAL MULTIFOODS CORPORATION


     The purpose of the 1997 Stock-Based Incentive Plan of International Multifoods Corporation is to enable International Multifoods Corporation ("Multifoods") and its subsidiaries to attract and retain officers and key employees capable of assuring the future success of Multifoods and to provide opportunities for stock ownership by such officers and employees which will increase their proprietary interest in Multifoods and, consequently, their identification with the interests of the stockholders of Multifoods. The 1997 Stock-Based Incentive Plan of International Multifoods Corporation shall be referred to herein as the "Plan."

     The Plan shall become effective upon being approved by the requisite affirmative vote of the stockholders of Multifoods entitled to vote thereon at the annual meeting of stockholders of Multifoods to be held on June 20, 1997, or any adjournment thereof. From and after the effective date of the Plan, no awards of any kind shall be made under
Part I of the Amended and Restated 1989 Stock-Based Incentive Plan of International Multifoods Corporation, but all outstanding awards previously granted under Part I of such plan shall remain outstanding in accordance with the terms thereof. The Plan (but not Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards theretofore granted under the Plan) shall terminate on, and no Awards shall be granted after, June 20, 2007.


Section 1.  Definitions

     For purposes of the Plan, the following terms shall have the meanings set forth below:

"Award" shall mean an award granted to a Participant in accordance with the provisions of the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Performance Awards, or any combination thereof.

"Award Agreement" shall mean the written agreement evidencing each Award granted to a Participant under the Plan.

"Board" shall mean the Board of Directors of Multifoods.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board or such other committee of Directors as may be designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit the Plan to satisfy the requirements of Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m).

"Date of Grant" shall mean the date on which the Committee grants the Award or such other date as the Committee may designate.

"Designated Event" shall mean any of the following:

     (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Stock (the "Outstanding Stock") or (ii) the combined voting power of the then outstanding voting securities of Multifoods entitled to vote generally in the election of Directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this provision (a), the following acquisitions shall not constitute a Designated Event: (i) any acquisition directly from Multifoods, (ii) any acquisition by Multifoods, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Multifoods or any corporation controlled by Multifoods or (iv)any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
(ii) and (iii) of provision (c) of this definition; or

     (b) individuals, who, as of the date hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by Multifoods' stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Multifoods (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Multifoods or all or substantially all of Multifoods' assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Stock and Outstanding Voting Securities, as the case may be,
(ii) no Person (excluding any employee benefit plan (or related trust) of Multifoods or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) the approval by the stockholders of Multifoods of a complete liquidation or dissolution of Multifoods.

"Director" or "Directors" shall mean a member, or more than one member, of the Board of Directors of Multifoods.

"Eligible Employee" shall mean any officer or key employee of Multifoods or any Subsidiary designated by the Committee to receive an Award.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" shall mean, as of any date, the mean of the high and low sale prices of a share of Stock on The New York Stock Exchange, Inc., or its successor on such date (or, if no sale took place on such exchange on such date, the mean between the high and low sale prices on such exchange on the most recent preceding date on which a sale took place).

"Incentive Stock Option" shall mean an Option which is designated as such by the Committee and which meets the requirements of Section 422 of the Code on the Date of Grant.

"Multifoods" shall mean International Multifoods Corporation, a Delaware corporation.

"Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

"Option" shall mean a stock option awarded pursuant to the Plan to purchase Stock.

"Participant" shall mean an Eligible Employee who receives an Award which has not been terminated, expired or been fully exercised.

"Performance Award" shall mean a performance award made to a Participant pursuant to the Plan.

"Plan" shall mean this 1997 Stock-Based Incentive Plan of International Multifoods Corporation.

"Restricted Stock" shall mean the award of Stock pursuant to the Plan.

"Restricted Stock Unit" shall mean a unit awarded pursuant to the Plan having a value equal to the Fair Market Value of one share of Stock (plus, if so determined by the Committee, the value of any dividends or other rights or property received by holders of Stock after the Date of Grant of such Restricted Stock Unit).

"Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

"Section 162(m)" shall mean Section 162(m) of the Code.

"Stock" shall mean common stock (par value $.10 per share) of Multifoods.

"Stock Appreciation Right" shall mean a stock appreciation right awarded pursuant to the Plan, which need not be granted in tandem with an Option.

"Subsidiary" shall mean any subsidiary or affiliate of Multifoods.


Section 2.  Shares of Stock Subject to the Plan

     Subject to adjustment as provided in Section 11 hereof, an aggregate of 750,000 shares of Stock shall be available to Participants under the Plan. Of such shares of Stock, a maximum of 150,000 shares shall be available for issuance pursuant to Awards of Restricted Stock and Restricted Stock Units. The shares of Stock deliverable upon the exercise of any Award may be made available from authorized but unissued shares or shares reacquired by Multifoods, including shares of Stock purchased in the open market or in private transactions. For purposes of this Section 2, if an Award entitles the holder thereof to receive or purchase shares of Stock, the number of shares subject to such Award shall reduce as of the Date of Grant the aggregate number of shares available for granting Awards under the Plan by the number of shares subject to such Award. If Stock Appreciation Rights are granted in tandem with an Option under Section 4 hereof and the exercise of the Option would cancel the Stock Appreciation Rights and vice versa, then the grant of such Stock Appreciation Rights shall not reduce the number of shares of Stock available for granting Awards under the Plan. Any shares of Stock that are used by a Participant as full or partial payment to Multifoods of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) to Eligible Employees. If any Award granted under the Plan shall terminate, the shares of Stock subject to, but not delivered under, such Award shall be available for other Awards.


Section 3.  Grants of Awards; Expiration of and Limitations on Awards

     (a) Officers and other key employees of Multifoods or any Subsidiary shall be eligible to be selected by the Committee to participate in the Plan. The Committee may require any Participant to remain in the employ of Multifoods or a Subsidiary for a stated period or periods of time before an Award may be exercised; provided that nothing in the Plan or in any Award Agreement shall confer upon any Participant any right to remain in the employ of Multifoods or any of its Subsidiaries, and nothing herein shall be construed in any manner to interfere in any way with the right of Multifoods or any Subsidiary to terminate such Participant's employment at any time.
     (b)     Subject to the provisions of the Plan, the Committee shall:

     (i) determine and designate from time to time those Eligible Employees to whom Awards are to be granted;

     (ii)     determine the form or forms of Award to be granted;

     (iii) determine the amount or number of shares of Stock subject to each Award; and

     (iv) determine the terms and conditions of each Award, provided that no Award shall have a term that extends beyond 10 years from the Date of Grant.

     (c) Each Award granted under the Plan shall be evidenced by a written Award Agreement. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

     (d) In case of termination of employment, the following provisions shall apply:

     (i) if a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, his or her Option or Stock Appreciation Rights may be exercised, to the extent exercisable at the date of death, by the personal representatives or administrators of the Participant or by any person or persons to whom the Participant's rights under the Option or Stock Appreciation Rights pass by will or the applicable laws of descent and distribution, as follows:

     (A)     in the case of an Incentive Stock Option and Stock
Appreciation Rights granted in tandem with such Incentive Stock Option, at any time, or from time to time, within 12 months after the date of the Participant's death or such shorter period as the Committee may specify as set forth in the Award Agreement; and

     (B)     in the case of a Non-Qualified Stock Option, Stock
Appreciation Rights granted in tandem with a Non-Qualified Stock Option and Stock Appreciation Rights not granted in tandem with an Option, at any time, or from time to time, within such period as the Committee may specify as set forth in the Award Agreement;

          but, in either event, not later than the expiration of the applicable exercise period.

     (ii) if a Participant's employment terminates because of any reason other than his or her death, such Participant may exercise his or her Options or Stock Appreciation Rights, to the extent exercisable at the date of termination of employment as follows:

     (A)     in the case of an Incentive Stock Option and Stock
Appreciation Rights granted in tandem with such Incentive Stock Option, at any time, or from time to time, within three months after the date of termination of employment or such shorter period as the Committee may specify as set forth in the Award Agreement; and

     (B)     in the case of a Non-Qualified Stock Option, Stock
Appreciation Rights granted in tandem with a Non-Qualified Stock Option and Stock Appreciation Rights not granted in tandem with an Option, at any time, or from time to time, within such period as the Committee may specify as set forth in the Award Agreement;

     but, in either event, not later than the expiration of the applicable exercise period.

     (e) No Eligible Employee may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Stock after the Date of Grant thereof, for more than 100,000 shares of Stock in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified-performance-based compensation" within the meaning of Section 162(m).

     (f) No Award granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of a Participant, an Option or Stock Appreciation Right shall be exercisable only by the Participant to whom the Option or Stock Appreciation Right is granted.

     (g) The Committee may grant Awards prior to approval of the Plan by the stockholders of Multifoods at the annual meeting of stockholders of Multifoods to be held on June 20, 1997, or any adjournment thereof, provided that all such Awards shall be contingent upon such approval.


Section 4.  Options

     (a) Subject to the provisions of paragraph (d) of this Section 4, any Option granted by the Committee may be either an Incentive Stock Option or a Non-Qualified Stock Option, as the Committee shall determine.

     (b) The option price of the shares of Stock covered by each Option shall not be less than 100% of the Fair Market Value of such shares on the Date of Grant.

     (c) Subject to the other provisions of the Plan, any Option may be exercised in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including without limitation payment by delivery of Stock having a Fair Market Value on the exercise date equal to the total option price, or by a combination of Stock and other consideration, as the Committee may specify in the applicable Award Agreement.

     (d) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Stock with respect to which all Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans described in Section 422(d) of the Code of Multifoods and its Subsidiaries) exceeds $100,000, such Option shall be treated as an Option which does not qualify as an Incentive Stock Option.

     (e) Notwithstanding anything else contained herein, any Option may be exercised in full at any time following the occurrence of a Designated Event.


Section 5.  Stock Appreciation Rights

     (a) Stock Appreciation Rights granted under the Plan may, but need not, relate to a specific Option granted under Section 4 hereof. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter before exercise or expiration of the Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time the Option is granted. Any Stock Appreciation Right related to any Option shall be exercisable only to the extent the related Option is exercisable. The Committee may impose such conditions or restrictions on the exercise of Stock Appreciation Rights as it shall deem appropriate.

     (b) Upon the exercise of each Stock Appreciation Right, Multifoods shall pay to the Participant the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the Fair Market Value of one share of Stock on the Date of Grant (the "Base Value"). Any such payment by Multifoods may be made in cash, in shares of Stock (valued at the Fair Market Value on the date of exercise) or in a combination thereof, as the Committee shall determine.

     (c) Notwithstanding anything else contained herein, any Stock Appreciation Right may be exercised in full at any time following the occurrence of a Designated Event.


Section 6.  Restricted Stock and Restricted Stock Units

     The Committee may grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

     (a) Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

     (b) Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by Multifoods. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no shares of Stock shall be issued at the time such Awards are granted.

     (c) Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by Multifoods; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of Multifoods, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive shares of Stock, such shares shall be issued and delivered to the holders of the Restricted Stock Units.

     (d) Without limiting the generality of the foregoing, the Committee may specify in an Award Agreement granting an Award of Restricted Stock or Restricted Stock Units, or subsequently determine in its discretion, that, upon the occurrence of a Designated Event, the restrictions applicable to such Award shall lapse with respect to, and the Participant shall be unconditionally vested in, all or any part of the Award.


Section 7.  Performance Awards

     (a) The Committee may grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, shares of Stock (including, without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

     (b) Without limiting the generality of the foregoing, the Committee may specify in an Award Agreement granting a Performance Award, or subsequently determine in its discretion, that, upon the occurrence of a Designated Event, the performance requirements applicable to such Performance Award shall terminate with respect to, and the Participant shall be unconditionally vested in, all or any part of the Performance Award.


Section 8.  Administration of the Plan

     The Committee shall have the full power and authority to interpret and administer the Plan. The Committee may adopt such rules, regulations and procedures with respect to the administration of the Plan as it deems appropriate. Any decisions, determinations or actions made or taken by the Committee pursuant to the Plan shall be final, conclusive and binding on all persons for all purposes. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.  Delivery of Shares; Securities Law Compliance

     (a) No shares of Stock shall be issued or delivered pursuant to any exercise of an Award hereunder until the requirements of such laws and regulations as may be deemed by the Committee to be applicable thereto are satisfied.

     (b) Without limiting the generality of the foregoing, all certificates for shares of Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws.

Section 10.  Withholding

     Upon exercise or receipt of (or the lapse of restrictions relating to) any Award, the delivery of shares of Stock subject to such Award shall be subject to payment of any required withholding taxes. A Participant receiving shares of Stock subject to withholding taxes may, as a condition precedent to receiving the shares of Stock, be required to pay Multifoods a cash amount equal to the amount of required withholdings. In lieu of all or any part of such a cash payment, the Committee may permit the Participant to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Participant's full Federal Insurance Contributions Act and federal, state and local income taxes with respect to income arising from exercise of Options or receipt of Restricted Stock or shares of Stock in payment of Performance Awards, through a reduction of the number of shares of Stock delivered to the Participant and/or through the return to Multifoods of shares of Stock delivered to the Participant in connection with the Award or shares otherwise held by such Participant.


Section 11.  Adjustment of and Changes in Stock

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or stock of Multifoods, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares of Stock authorized by the Plan, in the number and kind of shares of Stock covered by the Awards granted and in the exercise price of outstanding Options or the Base Value of outstanding Stock Appreciation Rights.


Section 12.  No Rights of Stockholders

     Except with respect to Restricted Stock, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of Multifoods in respect of any shares of Stock receivable upon the exercise of any Award, in whole or in part, unless and until certificates for such shares of Stock shall have been issued.


Section 13.  Amendments

     (a) The Board may, at any time, amend or terminate the Plan, subject to the following:

     (i) No such amendment may adversely affect the rights of any Participant under an Award which has not terminated, expired or been fully exercised without the consent of such Participant or beneficiary thereof.

     (ii) It is intended that the Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code or any successor thereto, and that certain Awards constitute "qualified performance-based compensation" within the meaning of Section 162(m). Unless otherwise determined by the Board, amendments to the Plan shall be subject to approval of the stockholders of Multifoods to the extent necessary to satisfy such requirements and meet such qualifications as in effect from time to time.

     (iii) Unless otherwise determined by the Board, amendments to the Plan shall be subject to approval of the stockholders of Multifoods to the extent necessary to satisfy the requirements of the listing rules of The New York Stock Exchange, Inc.

     (b) The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or beneficiary thereof.

Section 14.  Governing Law.

     The validity, construction and effect of the Plan and any Award shall be determined in accordance with the laws of the State of Delaware.

Section 15.  Severability.

     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken, and the remainder of the Plan or any such Award shall remain in full force and effect.